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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) November 13, 2000

                           -------------------------


                         CRESTLINE CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Maryland                     1-14635                52-2151967
(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
      of Incorporation)                 Number)         Identification Number)


                 6600 Rockledge Drive, Bethesda, Maryland 20817
              (Address of Principle Executive Offices) (Zip Code)

                          ----------------------------


       Registrant's Telephone Number, Including Area Code (240) 694-2000

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

                                    FORM 8-K

Item 2.   Acquisition or Disposition of Assets

          Crestline Capital Corporation (the "Company") announced that it had reached a definitive agreement with a subsidiary of Host Marriott Corporation ("Host Marriott") on November 13, 2000 for the purchase and sale of the Company's entities owning the lease rights to Host Marriott's portfolio of full-service hotels. The purchase and sale transaction will generally transfer ownership of those lessee entities currently owned by the Company to a subsidiary of Host Marriott for a total consideration of $205 million, the proceeds of which will be paid entirely in cash. The transaction, which is subject to normal closing conditions, is expected to close at the beginning of 2001.

Item 7.   Financial Statements and Exhibits

          (b) Pro forma financial information.

              .  Unaudited Pro Forma Balance Sheet as of September 8, 2000
              . Unaudited Pro Forma Statement of Operations for the Thirty-six Weeks Ended September 8, 2000
              . Unaudited Pro Forma Statement of Operations for the Fiscal Year Ended December 31, 1999

          (c)    Exhibits.

          99.1 Press release announcing the execution of a definitive agreement for the purchase and sale of lessee entities.

          99.2 Acquisition and Exchange Agreement dated November 13, 2000 by and among Crestline Capital Corporation and Host Marriott L.P.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CRESTLINE CAPITAL CORPORATION

                              By: /s/ Larry K. Harvey
                                 -----------------------------------------------
                                 Larry K. Harvey
Date: November 28, 2000          Senior Vice President, Treasurer and Controller
      -----------------

                        PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma consolidated statements of operations for the thirty-six weeks ended September 8, 2000 and the fiscal year ended December 31, 1999 reflect the following transactions as if they occurred at the beginning of the period presented. The accompanying unaudited pro forma consolidated balance sheet as of September 8, 2000 reflects the following transactions as if they occurred on that date.

On November 13, 2000, the Company and a subsidiary of Host Marriott entered into an acquisition and exchange agreement for the sale of the Company's entities owning the lease rights to Host Marriott's portfolio of full-service hotels.
The transaction will generally transfer ownership of those lessee entities currently owned by the Company to a subsidiary of Host Marriott for a total consideration of $205 million, the proceeds of which will be paid entirely in cash. The transaction is expected to close at the beginning of 2001. In connection with the sale of its full-service hotel lessee entities, the Company's full-service hotel working capital and full-service hotel working capital notes will be transferred to a subsidiary of Host Marriott.

The accompanying unaudited pro forma statements of operations do not reflect a $205 million gain before income taxes on the above transaction as it is non-recurring in nature. In addition, the accompanying unaudited pro forma consolidated financial statements do not include any assumptions for use of the proceeds received from the sale of the lessee entities.

As a result of the sale of its full-service hotel lessee entities, the Company's employees responsible for asset managing the full-service hotels will be terminated by the Company and the Company will not exercise its option to extend the asset management agreement with Host Marriott.

The unaudited pro forma financial statements present the Company's financial position and results of operations as if the transactions discussed above were completed. These presentations do not purport to represent what the Company's results of operations would actually have been if these transactions had in fact occurred on such date or at the beginning of such period or to project the Company's results of operations for any future date or period.

The unaudited pro forma financial statements are based upon certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that the Company believes are reasonable under the circumstances and should be read in conjunction with the Company's consolidated financial statements and notes thereto included in the Company's Form 10-K as of December 31, 1999 and Form 10-Q as of September 8, 2000.

                         CRESTLINE CAPITAL CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                            As of September 8, 2000
                       (in thousands, except share data)

                                                                       Pro Forma
                                                        Historical   Adjustments       Pro Forma
                                                        -----------  -----------       ----------
             ASSETS

Property and equipment, net............................   $732,456   $         -       $732,456
Hotel working capital..................................     89,650       (82,321)(B)      7,329
Due from hotel managers................................     49,876       (39,982)(C)      9,894
Due from Marriott Senior Living Services...............      6,274             -          6,274
Other assets...........................................     74,718        (6,660)(C)     68,058
Cash and cash equivalents..............................     33,143       205,000 (A)    137,915
                                                                         (84,050)(A)
                                                                          39,982 (C)
                                                                           6,660 (C)
                                                                         (58,358)(D)
                                                                          (3,106)(E)
                                                                          (1,356)(F)
                                                          --------      --------       --------
                                                          $986,117      $(24,191)      $961,926
                                                          ========      ========       ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Debt:
 Mortgage debt.........................................  $ 289,118     $       -      $ 289,118
 Other debt............................................     26,581             -         26,581
                                                         ---------     ---------      ---------
                                                           315,699             -        315,699
 Hotel working capital notes payable to Host Marriott..     89,650       (82,321)(B)      7,329
                                                         ---------     ---------      ---------
  Total debt...........................................    405,349       (82,321)       323,028
Accounts payable and accrued expenses..................     11,473             -         11,473
Lease payable..........................................     66,366       (58,358)(D)      8,008
Deferred income taxes..................................     66,526        (3,106)(E)     63,420
Other liabilities......................................     33,423        (1,356)(F)     32,067
                                                         ---------     ---------      ---------
  Total liabilities....................................    583,137      (145,141)       437,996
                                                         ---------     ---------      ---------
Shareholders' equity:
 Common stock, 75 million shares authorized,
  22.1 million shares issued and outstanding
  $.01 par value.......................................        221             -            221
 Additional paid-in capital............................    447,377             -        447,377
 Retained earnings.....................................     75,810       120,950 (A)    196,760
 Treasury stock, 6.4 million shares....................   (120,428)            -       (120,428)
                                                         ---------     ---------      ---------
  Total shareholders' equity...........................    402,980       120,950        523,930
                                                         ---------     ---------      ---------
                                                         $ 986,117     $ (24,191)     $ 961,926
                                                         =========     =========      =========

             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    Thirty-six Weeks Ended September 8, 2000
                     (in thousands, except per share data)

                                                                        Pro Forma
                                                         Historical    Adjustments      Pro Forma
                                                         -----------   -----------      ---------
REVENUES
Hotels
  Rooms..................................................  $2,002,567   $(1,738,888)(G)   $263,679
  Food and beverage......................................     845,186      (830,942)(G)     14,244
  Other..................................................     223,624      (210,072)(G)     13,552
                                                          ----------   -----------       --------
     Total hotel revenues................................   3,071,377    (2,779,902)       291,475
                                                           ----------   -----------       --------
Senior living
  Routine................................................     164,446             -        164,446
  Ancillary..............................................      16,115             -         16,115
                                                           ----------   -----------       --------
     Total senior living revenues........................     180,561             -        180,561
                                                           ----------   -----------       --------
Other revenues...........................................       3,049        (3,049)(H)          -
Equity in earnings of affiliates.........................         384             -            384
                                                           ----------   -----------       --------
 Total revenues.........................................    3,255,371    (2,782,951)       472,420
                                                           ----------   -----------       --------
OPERATING COSTS AND EXPENSES
Hotels
  Property-level operating costs and expenses
     Rooms...............................................     467,210      (409,705)(G)     57,505
     Food and beverage...................................     629,722      (616,818)(G)     12,904
     Other...............................................     775,658      (676,565)(G)     99,093
  Other operating costs and expenses
     Management fees.....................................     193,951      (165,560)(G)     28,391
     Lease expense.......................................     948,125      (875,569)(G)     72,556
     Depreciation and amortization.......................       3,536             -          3,536
     Other...............................................       2,143             -          2,143
                                                           ----------   -----------       --------
      Total hotel operating costs and expenses...........   3,020,345    (2,744,217)       276,128
                                                           ----------   -----------       --------
Senior living
 Property-level operating costs and expenses
     Routine.............................................     105,751             -        105,751
     Ancillary...........................................       9,982             -          9,982
  Other operating costs and expenses
     Depreciation and amortization.......................      16,591             -         16,591
     Management fees.....................................      11,005             -         11,005
     Property taxes and other............................       6,654             -          6,654
                                                           ----------   -----------       --------
      Total senior living operating costs and expenses...     149,983             -        149,983
                                                           ----------   -----------        -------
Other operating costs and expenses.......................       2,746        (2,056)(H)        690
                                                           ----------   -----------       --------
      Total operating costs and expenses.................   3,173,074    (2,746,273)       426,801
                                                           ----------   -----------       --------
OPERATING PROFIT BEFORE MINORITY INTEREST,
  CORPORATE EXPENSES AND INTEREST........................      82,297       (36,678)        45,619
Minority interest expense................................        (950)            -           (950)
Corporate expenses.......................................     (11,796)          426 (I)    (11,370)
Interest expense.........................................     (22,638)        2,941 (G)    (19,697)
Interest income..........................................       2,916             -          2,916
                                                           ----------   -----------       --------
INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM.....................................      49,829       (33,311)        16,518
Provision for income taxes...............................     (20,430)       13,658 (J)     (6,772)
                                                           ----------   -----------       --------
INCOME BEFORE EXTRAORDINARY ITEM.........................  $   29,399   $   (19,653)      $  9,746
                                                           ==========   ===========       ========
BASIC EARNINGS PER COMMON SHARE..........................  $     1.79                     $    .59
                                                           ==========                     ========
DILUTED EARNINGS PER COMMON SHARE........................  $     1.74                     $    .58
                                                           ==========                     ========
BASIC WEIGHTED AVERAGE SHARES OUTSTANDING................      16,467                       16,467
                                                           ==========                     ========
DILUTED WEIGHTED AVERAGE SHARES
  OUTSTANDING............................................      16,939                       16,939
                                                           ==========                     ========

             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Fiscal Year Ended December 31, 1999
                     (in thousands, except per share data)

                                                              Pro Forma
                                                  Historical  Adjustments      Pro Forma
                                                 -----------  -----------      ----------

REVENUES
Hotels
 Rooms........................................   $2,687,437   $(2,380,936)(G)  $306,501
 Food and beverage............................    1,206,391    (1,191,357)(G)    15,034
 Other........................................      301,162      (287,463)(G)    13,699
                                                 ----------   -----------      --------
  Total hotel revenues........................    4,194,990    (3,859,756)      335,234
                                                 ----------   -----------      --------
Senior living
 Routine......................................      223,794             -       223,794
 Ancillary....................................       22,704             -        22,704
                                                 ----------   -----------      --------
  Total senior living revenues................      246,498             -       246,498
                                                 ----------   -----------      --------
Other revenues................................        4,770        (4,770)(H)         -
Equity in earnings of affiliates..............          867             -           867
                                                 ----------   -----------      --------
 Total revenues...............................    4,447,125    (3,864,526)      582,599
                                                 ----------   -----------      --------
OPERATING COSTS AND EXPENSES
Hotels
 Property-level operating costs and expenses
  Rooms.......................................      633,771      (566,566)(G)    67,205
  Food and beverage...........................      891,670      (878,457)(G)    13,213
  Other.......................................    1,061,249      (941,932)(G)   119,317
 Other operating costs and expenses
  Management fees.............................      250,151      (215,738)(G)    34,413
  Lease expense...............................    1,280,321    (1,200,387)(G)    79,934
  Depreciation and amortization...............        2,934             -         2,934
                                                 ----------   -----------      --------
   Total hotel operating costs and expenses...    4,120,096    (3,803,080)      317,016
                                                 ----------   -----------      --------
Senior living
 Property-level operating costs and expenses
  Routine.....................................      145,778             -       145,778
  Ancillary...................................       15,414             -        15,414
 Other operating costs and expenses
  Depreciation and amortization...............       21,624             -        21,624
  Management fees.............................       14,965             -        14,965
  Property taxes and other....................        8,549             -         8,549
                                                 ----------   -----------      --------
   Total senior living operating costs and
   expenses...................................      206,330             -       206,330
                                                 ----------   -----------      --------
Other operating costs and expenses............        9,859        (3,764)(H)     6,095
                                                 ----------   -----------      --------
  Total operating costs and expenses..........    4,336,285    (3,806,844)      529,441
                                                 ----------   -----------      --------
OPERATING PROFIT BEFORE MINORITY INTEREST,
 CORPORATE EXPENSES AND INTEREST..............      110,840       (57,682)       53,158
Minority interest expense.....................       (1,327)            -        (1,327)
Corporate expenses............................      (16,469)          688 (H)   (14,962)
                                                                      819 (I)
Interest expense..............................      (27,711)        4,480 (G)   (23,231)
Interest income...............................        2,269             -         2,269
                                                 ----------   -----------      --------
INCOME BEFORE INCOME TAXES....................       67,602       (51,695)       15,907
Provision for income taxes....................      (27,717)       21,195 (J)    (6,522)
                                                 ----------   -----------      --------
NET INCOME....................................   $   39,885   $   (30,500)     $  9,385
                                                 ==========   ===========      ========

BASIC EARNINGS PER COMMON SHARE...............   $     1.95                    $    .46
                                                 ==========                    ========
DILUTED EARNINGS PER COMMON SHARE.............   $     1.91                    $    .45
                                                 ==========                    ========
BASIC WEIGHTED AVERAGE SHARES
 OUTSTANDING..................................       20,423                      20,423
                                                 ==========                    ========
DILUTED WEIGHTED AVERAGE SHARES
 OUTSTANDING..................................       20,840                      20,840
                                                 ==========                    ========

             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(A) Represents the adjustment to record the sale of the lessee entities for the full-service hotel leases to a subsidiary of Host Marriott for $205 million in cash and the payment of income taxes of $84 million on the $205 million in proceeds.

(B) Represents the adjustment to record the transfer of the full-service hotel working capital notes and the full-service hotel working capital to a subsidiary of Host Marriott each totaling $82.3 million.

(C) Represents the collection of the amounts due from the hotel managers for full-service leased hotels totaling $40.0 million, as well as $6.7 million due from a loan servicer for one of the leased full-service hotels with securitized debt.

(D) Represents the payment of the lease payable to Host Marriott for the full-service hotel leases totaling $58.4 million.

(E) Represent the payment of deferred income taxes of $3.1 million related to the Company's full-service hotel leases.

(F) Represents the payment to a subsidiary of Host Marriott for the assumption of a liability for deferred incentive management and franchise fees of certain leased full-service hotels.

(G) Represents the elimination of the full-service hotel operating results and interest expense on the full-service hotel working capital notes.

(H) Represents the elimination of the revenues from the asset management contract with Host Marriott and the elimination of the salary costs and other operating costs and expenses related to certain terminated asset management employees.

(I) Represents the elimination of direct corporate expenses related to the operation of the leased full-service hotels.

(J) Represents the income tax impact of pro forma adjustments at statutory rates.